UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2018

IOTA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27587	22-3586087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

540 Union Square New Hope, PA 18938

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(855) 743-6478

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 7, 2018, Iota Communications, Inc. (f/k/a Solbright Group, Inc.), a Delaware corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Form 8-K”) to report the acquisition by the Company of Iota Networks, LLC (f/k/a M2M Spectrum Networks, LLC), an Arizona limited liability company, and related matters. This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend and restate the original Form 8-K in its entirety, and to:

●	provide updates to the information included in the original Form 8-K; and

●	supplement the original Form 8-K to include the financial statements and pro forma financial information required by Item 9.01.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on July 30, 2018, Iota Communications, Inc. (f/k/a Solbright Group, Inc.), a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with its newly-formed, wholly owned Arizona subsidiary (“Merger Sub”), Iota Networks, LLC (f/k/a M2M Spectrum Networks, LLC), an Arizona limited liability company (“Iota Networks”), and Spectrum Networks Group, LLC, an Arizona limited liability company and the majority member of Iota Networks (“Spectrum Networks”), pursuant to which, upon satisfaction of certain closing conditions, Merger Sub would merge with and into Iota Networks (the “Merger”), with Iota Networks continuing as the surviving entity and a wholly owned subsidiary of the Company.

On September 5, 2018, the parties to the Merger Agreement entered into an amendment to the Merger Agreement (the “Amendment”), pursuant to which the terms of the Merger Agreement were amended to reflect that:

●

for all bookkeeping and accounting purposes, the closing of the Merger (the “Closing”) was to be deemed to have occurred at 12:01 am local time on the first calendar day of the month in which the Closing occurred;

●

for the purposes of calculating the number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), to be issued in exchange for common equity units of Iota Networks in connection with the Merger, the conversion ratio was to be 1.5096; and

●	38,390,322 shares of the Company’s Common Stock were issued and outstanding as of the Closing.

Except as specifically amended by the Amendment, all of the other terms of the Merger Agreement remained in full force and effect.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 2.2 to this Amendment No. 1 to the Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (“SEC”) on September 7, 2018 (this “Report”) and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective September 1, 2018, Merger Sub merged with and into Iota Networks, a dedicated Internet of Things (IoT) network access and IoT solutions company, pursuant to the terms of the Merger Agreement, as amended. Iota Networks was the surviving corporation and, as a result of the Merger, became a wholly owned subsidiary of the Company.

Pursuant to the Merger Agreement, as amended, at the effective time of the Merger:

●	Iota Networks’ outstanding 90,925,518 common equity units were exchanged for an aggregate of 136,938,178 shares of the Company’s Common Stock;

●	Iota Networks’ outstanding 14,559,737 profit participation units were exchanged for an aggregate of 15,898,110 shares of the Company’s Common Stock; and

●	Warrants to purchase 1,372,252 common equity units of Iota Networks were exchanged for warrants to purchase an aggregate of 18,281,494 shares of the Company’s Common Stock (the “Warrants”).

The Warrants are exercisable for a period of five years from the date the original warrants to purchase common equity units of Iota Networks were issued to the holders. The Warrants provide for the purchase of shares of the Company's Common Stock an exercise price of $0.3753 per share. The Warrants are exercisable for cash only. The number of shares of Common Stock to be deliverable upon exercise of the Warrants is subject to adjustment for subdivision or consolidation of shares and other standard dilutive events. In connection with a tender offer the Company closed on January 11, 2019 (the “Tender Offer”), the Company raised approximately $4,625,000 in gross cash proceeds from the exercise of 12,322,368 of the Warrants, which were amended and exercise in connection with the Tender Offer. Participating investors received 14,708,125 shares of Common Stock in addition to credits for 14,351,047 MHz-Pops (the amount of megahertz of wireless spectrum covered by an exclusive Federal Communications Commission (“FCC”) radio frequency license, multiplied by the population in the Economic Area (as defined by the FCC) covered by such FCC license) to be used to acquire new spectrum licenses. Following the Tender Offer, 5,959,126 of the Warrant remain outstanding.

The Merger Agreement, as amended, contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions. Breaches of the representations and warranties will be subject to indemnification provisions.

Immediately following the Merger, the Company had 196,570,322 shares of Common Stock issued and outstanding. The pre-Merger stockholders of the Company retained an aggregate of 43,429,034 shares of Common Stock of the Company, representing approximately 22% ownership of the post-Merger Company. Therefore, upon consummation of the Merger, there was a change in control of the Company, with the former owners of Iota Networks effectively acquiring control of the Company. The Merger was treated as a recapitalization and reverse acquisition of the Company for financial accounting purposes. Iota Networks is considered the acquirer for accounting purposes, and the Company’s historical financial statements before the Merger have been replaced with the historical financial statements of Iota Networks before the Merger in future filings with the SEC.

The parties intend for the Merger to qualify as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended.

The foregoing summaries of the Merger Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and form of Warrants, copies of which are filed as Exhibits 2.1 and 4.1 to this Report and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 2.01 above and 5.02 below, which disclosure is incorporated herein by reference.

The issuance of the securities in connection with the Merger, the Knapp Employment Agreement (as defined in Item 5.02 below) and the DeFranco Employment Agreement (as defined in Item 5.02 below) are exempt from registration under Section 4(a)(2) and/or Rule 506 of Regulation D as promulgated by the SEC under of the Securities Act of 1933, as amended (the “Securities Act”), as transactions by an issuer not involving any public offering.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 2.01 above, which disclosure is incorporated herein by reference.

Except as described in this Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of the Board of Directors of the Company (the “Board”) and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On September 1, 2018, at the effective time of the Merger, Terrence DeFranco resigned from his position as Chief Executive Officer of the Company and, in connection with such resignation, relinquished his role as “Principal Executive Officer” of the Company for SEC reporting purposes. Mr. DeFranco remained in the roles of President, Chief Financial Officer, Secretary and Treasurer of the Company and, as such, continued in the roles of “Principal Financial Officer” and “Principal Accounting Officer” of the Company for SEC reporting purposes.

In connection with his services as President and Chief Financial Officer, on September 5, 2018, the Company entered into the DeFranco Employment Agreement with Mr. DeFranco, as further described below.

On September 1, 2018, in accordance with Article III, Section 3.2 of the Company’s Amended and Restated Bylaws, the Company increased the number of directors constituting its Board from one (1) to two (2). Upon consummation of the Merger, Barclay Knapp was appointed as member of the Board, to fill the vacancy created by the increase in the authorized number of directors.

In addition, at the effective time of the Merger, and upon effectiveness of Mr. DeFranco’s resignation as Chief Executive Officer, Barclay Knapp was appointed as Chief Executive Officer of the Company, to serve in such office at the pleasure of the Board, and until his successor has been appointed by the Board. In connection with his appointment as Chief Executive Officer of the Company, Barclay Knapp was designated as the Company’s “Principal Executive Officer” for SEC reporting purposes.

Except as otherwise disclosed in this Report, there are no arrangements or understandings between Mr. Knapp and any other person pursuant to which he was appointed as an officer and director of the Company.  In addition, there are no family relationships between Mr. Knapp and any of the Company’s other officers or directors.  Further, except as otherwise disclosed in this Report, there are no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Knapp had, or will have, a direct or indirect material interest.

Set forth below, is Mr. Knapp’s business experience during at least the past 5 years:

Barclay Knapp, 61, has been a successful telecommunications industry executive for over 35 years and in 1998, was named “Telecommunications Executive of the Year” by The Financial Times. Mr. Knapp co-founded Iota Networks and has been its CEO since September 2013. Mr. Knapp also recently served as the Chairman and Chief Executive Officer of ProCapital Group, LLC (and its predecessors), a management advisory group, from April 2004 through May 2015, and as a Board Member and interim Chief Executive Officer of Preferred Communications Systems, Inc. from January 2013 to January 2015. In April 1993, Mr. Knapp co-founded and was first President & COO, then CEO of NTL, Inc. (now Virgin Media Inc.), and grew that company from a start-up into the largest cable and broadband provider in the UK during his tenure. Prior to that, from June 1983 through April 1993, Mr. Knapp was a co-founder and CFO, then President and COO, of startup Cellular Communications, Inc. (CCI/Cellular One), which became the first cellular company in the U.S. to go public in 1986. After over ten years of industry-pioneering operations, Mr. Knapp facilitated the sale of CCI/Cellular One and its two international affiliates in the mid-1990′s. Mr. Knapp earned a BA in Mathematics from The Johns Hopkins University in 1979, and an MBA from Harvard Business School in 1983. Mr. Knapp is currently a Fellow in Economics at The Johns Hopkins University, an appointment he has held since 2004.

Mr. Knapp was appointed to the Board because of his wealth of experience and demonstrated successes in developing, nurturing, and leading pioneering, high-growth telecommunications enterprises over the last 35 years.

In connection with his appointment as Chief Executive Officer of the Company, the Company entered into the Knapp Employment Agreement with Mr. Knapp, as further described below.

Compensatory Arrangements of Certain Officers

Employment Agreement with Barclay Knapp

On September 5, 2018, simultaneously with the consummation of the Merger, the Company entered into a two-year Employment Agreement with Barclay Knapp (the “Knapp Employment Agreement”), pursuant to which he will serve as the Company’s Chief Executive Officer. The term will automatically renew for periods of one year unless either party gives written notice to the other party that the agreement shall not be further extended at least 90 days prior to the end of the term, as it may have been extended.

Pursuant to the Knapp Employment Agreement, Mr. Knapp will earn an initial base annual salary of $450,000, which may be increased in accordance with the Company’s normal compensation and performance review policies for senior executives generally. He is entitled to receive semi-annual bonuses in a yearly aggregate amount of up to 100% of his base annual salary, at the Board’s discretion, based on the attainment of certain individual and corporate performance goals and targets and the business condition of the Company. Mr. Knapp will also receive stock options, under the Company’s 2017 Equity Incentive Plan, to purchase a number of shares of the Company’s Common Stock determined by the Board, with an exercise price equal to the fair market value of the Company’s Common Stock on the grant date. The stock options will vest in a series of 16 successive equal quarterly installments, provided that Mr. Knapp is employed by the Company on each such vesting date. Mr. Knapp will also be eligible to participate in any long-term equity incentive programs established by the Company for its senior level executives generally, and benefits under any benefit plan or arrangement that may be in effect from time to time and made available to similarly situated executives of the Company.

The Knapp Employment Agreement will terminate in the event of Mr. Knapp’s death or Disability, as such term is defined in the Knapp Employment Agreement, after which Mr. Knapp, or his executor, legal representative, administrator or designated beneficiary, as applicable, will be entitled to receive any amounts earned, accrued and owing but not yet paid and any benefits accrued and due under any applicable benefit plans and programs of the Company. The Company may terminate Mr. Knapp’s employment at any time for Cause, as such term is defined in the Knapp Employment Agreement, upon written notice, after which Mr. Knapp will be entitled to receive any amounts earned, accrued and owing but not yet paid and any benefits accrued and due under any applicable benefit plans and programs of the Company. Mr. Knapp may voluntarily terminate his employment without Good Reason, as such term is defined in the Knapp Employment Agreement, upon 60 days advance written notice to the Company, after which Mr. Knapp will be entitled to receive any amounts earned, accrued and owing but not yet paid and any benefits accrued and due under any applicable benefit plans and programs of the Company. Mr. Knapp’s employment may be terminated by the Company without Cause, upon not less than 60 days’ prior written notice, or by Mr. Knapp for Good Reason, after which Mr. Knapp will be entitled to receive severance pay equal to one-twelfth of is annual base salary for the 18-month period following the termination date. If there is both a Change in Control, as such term is defined in the Knapp Employment Agreement, and Mr. Knapp’s employment is terminated by the Company without Cause, or by Mr. Knapp for Good Reason, within 60 days before or within 12 months following such Change in Control, Mr. Knapp shall be entitled to receive (i) severance pay equal to one-twelfth of his annual base salary for the 18-month period following the termination date, (ii) a pro rata annual bonus, and (iii) six months of COBRA reimbursement payments. In addition, upon such termination, all outstanding equity grants held by Mr. Knapp immediately prior to such termination will become fully vested and/or exercisable, as the case may be, as of the date of termination.

The Knapp Employment Agreement contains confidentiality, non-competition, non-solicitation and other standard restrictive covenants and representations by Mr. Knapp.

The foregoing summary of the Knapp Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Knapp Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Employment Agreement with Terrence DeFranco

On September 5, 2018, simultaneously with the consummation of the Merger, the Company entered into a two-year Employment Agreement (the “DeFranco Employment Agreement”) with Terrence DeFranco, pursuant to which he will serve as the Company’s President and Chief Financial Officer. The term will automatically renew for periods of one year unless either party gives written notice to the other party that the agreement shall not be further extended at least 90 days prior to the end of the term, as it may have been extended.

Pursuant to the DeFranco Employment Agreement, Mr. DeFranco will earn an initial base annual salary of $375,000, which may be increased in accordance with the Company’s normal compensation and performance review policies for senior executives generally. He is entitled to receive semi-annual bonuses in a yearly aggregate amount of up to 100% of his base annual salary, at the discretion of the Board, based on the attainment of certain individual and corporate performance goals and targets and the business condition of the Company. Mr. DeFranco will also receive stock options, under the Company’s 2017 Equity Incentive Plan, to purchase 4,000,000 shares of the Company’s Common Stock, with an exercise price equal to the fair market value of the Company’s Common Stock on the grant date. The stock options will vest in a series of 16 successive equal quarterly installments, provided that Mr. DeFranco is employed by the Company on each such vesting date. Mr. DeFranco will also be eligible to participate in any long-term equity incentive programs established by the Company for its senior level executives generally, and benefits under any benefit plan or arrangement that may be in effect from time to time and made available to similarly situated executives of the Company.

The DeFranco Employment Agreement will terminate in the event of Mr. DeFranco’s death or Disability, as such term is defined in the DeFranco Employment Agreement, after which Mr. DeFranco, or his executor, legal representative, administrator or designated beneficiary, as applicable, will be entitled to receive any amounts earned, accrued and owing but not yet paid and any benefits accrued and due under any applicable benefit plans and programs of the Company. The Company may terminate Mr. DeFranco’s employment at any time for Cause, as such term is defined in the DeFranco Employment Agreement, upon written notice, after which Mr. DeFranco will be entitled to receive any amounts earned, accrued and owing but not yet paid and any benefits accrued and due under any applicable benefit plans and programs of the Company. Mr. DeFranco may voluntarily terminate his employment without Good Reason, as such term is defined in the DeFranco Employment Agreement, upon sixty 60 days advance written notice to the Company, after which Mr. DeFranco will be entitled to receive any amounts earned, accrued and owing but not yet paid and any benefits accrued and due under any applicable benefit plans and programs of the Company. Mr. DeFranco’s employment may be terminated by the Company without Cause, upon not less than 60 days’ prior written notice, or by Mr. DeFranco for Good Reason, after which Mr. DeFranco will be entitled to receive severance pay equal to one-twelfth of is annual base salary for the 18-month period following the termination date. If there is both a Change in Control, as such term is defined in the DeFranco Employment Agreement, and Mr. DeFranco’s employment is terminated by the Company without Cause, or by Mr. DeFranco for Good Reason, within 60 days before or within 12 months following such Change in Control, Mr. DeFranco shall be entitled to receive (i) severance pay equal to one-twelfth of his annual base salary for the 18-month period following the termination date, (ii) a pro rata annual bonus, and (iii) up to six months of COBRA reimbursement payments. In addition, upon such termination, all outstanding equity grants held by Mr. DeFranco immediately prior to such termination will become fully vested and/or exercisable, as the case may be, as of the date of termination.

The DeFranco Employment Agreement contains confidentiality, non-competition, non-solicitation and other standard restrictive covenants and representations by Mr. DeFranco.

The foregoing summary of the DeFranco Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the DeFranco Employment Agreement, a copy of which is filed as Exhibit 10.2 to this Report and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 6, 2018, the Company issued a press release with respect to the consummation of the Merger. The press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that may affect our operations, financial performance, and other factors as discussed in our filings with SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended May 31, 2017, which was filed with the SEC on September 14, 2017. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” We do not undertake any duty to update any forward-looking statement except as required by law.

Item 8.01.	Other Events.

Reference is made to the disclosure set forth under Item 2.01 above, which disclosure is incorporated herein by reference.

In connection with the Merger the Company’s name changed from Solbright Group, Inc. to Iota Communications, Inc., and the Company’s trading symbol changed from “SBRT” to “IOTC.”

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), Iota Networks, LLC’s audited financial statements for the fiscal years ended May 31, 2018 and 2017 are filed with this Report as Exhibits 99.2. Unaudited financial statements are not required to be filed with this Report for any interim periods.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b), the Company’s pro forma unaudited combined financial statements for the fiscal year ended May 31, 2018 are filed with this Report as Exhibit 99.3.

(c)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated July 30, 2018(1)
2.2	Amendment to Agreement and Plan of Merger and Reorganization, dated September 5, 2018(2)
4.1	Form of Warrant(2)
10.1†	Employment Agreement between the Company and Barclay Knapp, dated September 5, 2018(2)
10.2†	Employment Agreement between the Company and Terrence DeFranco, dated September 5, 2018(2)
99.1	Press Release, dated September 6, 2018(2)
99.2	Financial Statements of Iota Networks, LLC (f/k/a M2M Spectrum Networks, LLC) for the fiscal years ended May 31, 2018 and 2017(3)
99.3	Pro forma unaudited combined financial statements for the fiscal year ended May 31, 2018 (3)

___________________________

(1)	Filed with the SEC on August 2, 2018, as Exhibit 2.1 to the Company’s Current Report on Form 8-K, dated July 30, 2018, which exhibit is incorporated herein by reference

(2)

Filed with the SEC on September 7, 2018, as Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated September 5, 2018 with an effective date of September 1, 2018, which exhibit is incorporated herein by reference

(3)	Filed herewith

†	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2019	IOTA COMMUNICATIONS, INC.

	By:	/s/ Barclay Knapp
	Name:	Barclay Knapp
	Title:	Chief Executive Officer

	By:	/s/ Terrence DeFranco
	Name:	Terrence DeFranco
	Title:	President